Candev Announces New Board Member and Officer

Press Release
Source: Candev Resource Exploration, Inc.
On Monday July 20, 2009, 9:30 am EDT

VANCOUVER, BRITISH COLUMBIA--(Marketwire - July 20, 2009) - Candev Resource Exploration, Inc. (OTCBB:CVRX - News; the "Company") is pleased to announce that Ezra Jimenez, LLB, MBA has joined the Company's Board and has become the Company CFO.

Mr. Jimenez has a Master of Law and a MBA from ITAM, Mexico City, Mexico. For 20 years Mr. Jimenez was a partner of Cornejo, Mendez, Gonzalez & Duarte, S.C. (CMGD), a law firm of Mexico City where he assisted foreign companies in structuring mergers and acquisitions. Mr. Jimenez has specialized in diverse aspects of Mexican Law that includes arbitration and negotiations, mining law, and environmental law.

Currently, Mr. Jimenez is the Vice President, Operations and Chief Financial Officer of Yale Resources Ltd. (TSX VENTURE:YLL - News) where he has served in that capacity for the past 2 years.

Mark McLeary, President of the Company, states, "I am very pleased to have Mr. Jimenez join Candev. His wealth of knowledge and experience in Mexican Mining Law will greatly contribute to our growing success".

About Candev Resources

The Company is a junior mineral exploration company focused on exploring and developing mining opportunities in Mexico and the United States.

Forward Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Forward-looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the ability to manage growth, acquisitions of technology, equipment or human resources, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

On behalf of the Board of directors,